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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                      0-028176                36-1433610
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois           60606
    (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.

         As previously described in the Company's proxy statement relating to its 2004 annual meeting, each non-employee director of the Company is granted a restricted stock award each year as of the date on which the Company's independent public accountants deliver an opinion to the Company as to its yearly audit of the financial statements of the Company, referred to as the audit certification date. Each award entitles the non-employee director to receive an amount of restricted common stock equal to $10,000 divided by the fair market value of such common stock on the audit certification date. In addition, the Company's 1997 Long-Term Incentive Plan provides that non-employee directors may be granted stock-based awards with the approval of the Board of Directors. The non-employee directors have received such additional awards with respect to each of the past six fiscal years of the Company.

         On March 3, 2005, the Board of Directors approved the restricted stock awards described above, which grants will be made as of the audit certification date. The awards to be granted on the audit certification date are subject to a one-year restricted period and such other terms as are described in the form of Restricted Stock Award Agreement filed as Exhibit 10.21 of the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001. In addition, the Board of Directors approved awards to each non-employee director consisting of 1,667 shares of restricted stock, which grants were made on March 3, 2005. The additional awards are subject to a three-year restricted period, with one-third of the shares vesting each year. The form of Restricted Stock Award Agreement for the additional awards is filed as Exhibit 10.1 hereto.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WHITEHALL JEWELLERS, INC.
                                                   (Registrant)


                                             By:  /s/ John R. Desjardins
                                                  ------------------------------
                                                   John R. Desjardins
                                                   Executive Vice President
                                                   and Chief Financial Officer
Date: March 9, 2005



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                                  EXHIBIT INDEX

             The following exhibit is furnished herewith as noted below.

   Exhibit No.         Exhibit
   -----------         -------

   10.1 Form of Restricted Stock Award to Non-Employee Directors pursuant to the 1997 Long-Term Incentive Plan.